AMERICAN FINANCIAL GROUP, INC.


                               AUXILIARY RASP PLAN


                              AMENDED AND RESTATED


                               AS OF JULY 1, 2003













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                                TABLE OF CONTENTS
                                -----------------
                                                                         Page


Article 1.    E stablishment and Purpose...................................1

Article 2.    Definitions..................................................1
   2.1        "Account"....................................................1
   2.2        "Administrator"..............................................1
   2.3        "AFG"........................................................1
   2.4        "AFG RASP"...................................................1
   2.5        "Agreement"..................................................2
   2.6        "American Financial Group"...................................2
   2.7        "APU BEP"....................................................2
   2.8        "APU Retirement Benefit".....................................2
   2.9        "APU Savings Benefit"........................................2
   2.10       "Code".......................................................2
   2.11       "Employee"...................................................2
   2.12       "Employer"...................................................2
   2.13       "ERISA"......................................................2
   2.14       "Expiration Date"............................................3
   2.15       "Participant"................................................3
   2.16       "Plan Year"..................................................3
   2.17       "RASP".......................................................3
   2.18       "Retirement Contribution"....................................3
   2.19       "Retirement Contributions Account"...........................3
   2.20       "Termination of Employment"..................................3

Article 3.    Participation................................................3
   3.1        Eligibility..................................................3
   3.2        Participation in the Plan....................................4
   3.3        Vesting......................................................4

Article 4.    Compensation Allocated.......................................4
   4.1        AFG Auxiliary RASP Account...................................4
   4.2        Amount of Allocation.........................................4
   4.3        Term of Deferral.............................................5
   4.4        Investment Return............................................5
   4.5        Statement of Account.........................................6

Article 5.    Payment of Account...........................................6
   5.1        Payment After Termination, Death or Disability...............6
   5.2        Hardship Distribution........................................7
   5.3        Beneficiary Designation and Payment..........................7

Article 6.    General Provisions...........................................8
   6.1        Employee's Rights Unsecured..................................8
   6.2        Non-Assignability............................................8
   6.3        Administration...............................................8
   6.4        Amendment and Termination....................................8
   6.5        Construction.................................................8
   6.6        Limitations..................................................8
   6.7        Subsidiaries.................................................9




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                         AMERICAN FINANCIAL GROUP, INC.

                               AUXILIARY RASP PLAN

                              AMENDED AND RESTATED

                               As of July 1, 2003


                      ARTICLE 1. ESTABLISHMENT AND PURPOSE
                      ------------------------------------

         The American Financial Group, Inc, Auxiliary RASP Plan ("Plan") was established as of January 1, 1997. It was amended and restated as of January 1, 1998 and is again amended and restated as of July 1, 2003. The purpose of the Plan is to enable eligible Employees of American Financial Group, Inc. ("AFG"), and certain of its subsidiaries and affiliates (collectively "Employers" and singularly "Employer"), who are eligible to participate in the Retirement Contribution portion of the American Financial Group Retirement and Savings Plan (the "RASP") or any other defined contribution plan sponsored by an AFG subsidiary to have an additional benefit to the RASP or such other plan. In addition, the American Premier Benefit Equalization Plan is merged with the Plan effective as of July 1, 2003.

         The Plan was established by AFG and the other Employers for the benefit of their respective eligible Employees who are not eligible for another nonqualified Plan of AFG or any other Employer. With respect to Employees not directly employed by AFG, such Employers shall annually forward the amount necessary to fund the contributions for the Account of each eligible Employee as determined pursuant to Section 4.2 and thereafter the Account (the investment return as determined pursuant to Section 4.4) of each Employee is the obligation of AFG.

                             ARTICLE 2. DEFINITIONS
                             ----------------------

2.1      "ACCOUNT"

         Account means the account established by the Administrator pursuant to
Section 3.1. For purposes of benefits from the APU BEP, the Account shall include amounts attributable to the BEP Retirement Benefit and the BEP Savings Benefit.

2.2      "ADMINISTRATOR"

         Administrator means the Director of Human Resources responsible for employee benefits unless otherwise specified by the board of directors of AFG who shall be responsible for the administration of the Plan.

2.3      "AFG"

         AFG means American Financial Group.

2.4      "AFG RASP"

                                       1
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         AFG RASP means the American Financial Group Retirement and Savings
Plan.

2.5      "AGREEMENT"

         Agreement means the written election of a Participant to participate in the Plan in the form attached hereto as Appendix I.

2.6      "AMERICAN FINANCIAL GROUP"

         American Financial Group means American Financial Group, Inc., an Ohio corporation, its successors and assigns.

2.7      "APU BEP"

         APU BEP means the American Premier Benefit Equalization Plan which was merged with the Plan as of July 1, 2003.

2.8      "APU RETIREMENT BENEFIT"

         APU Retirement Benefit means the portion of the Participant's Account determined in accordance with the terms of the APU BEP which is attached hereto as Appendix II for the purpose of determining the APU Retirement Benefit.

2.9      "APU Savings Benefit"

         APU Savings Benefit means the portion of the Participant's Account determined in accordance with the terms of the APU BEP which is attached hereto as Appendix II for the purpose of determining the APU Savings Benefit.

2.10     "CODE"

         Code means the Internal Revenue Code of 1986, as amended.

2.11     "EMPLOYEE"

         Employee means all common law employees of an Employer as further described in the AFG RASP.

2.12     "EMPLOYER"

         Employer means AFG and certain of its subsidiaries and affiliates who have adopted the Plan.

2.13     "ERISA"

         ERISA means the Employee Retirement Income Security Act of 1974, as amended.

                                       2
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2.14     "EXPIRATION DATE"

         Expiration Date means (a) the date on which a Participant incurs five consecutive One Year Periods of Severance, or (b) July 1, 2003 for Participants who terminated service prior to July 1, 2003 but had not reached an Expiration Date. After 2003, an Expiration Date shall no longer be required for a Participant to receive a distribution pursuant to Section 5.1(a).

2.15     "PARTICIPANT"

         Participant means an Employee who becomes eligible pursuant to Article
3.

2.16     "PLAN YEAR"

         Plan Year means the 12-month period beginning each January 1 and ending December 31 on which the records of the Plan are kept.

2.17     "RASP"

         RASP means the AFG RASP.

2.18     "RETIREMENT CONTRIBUTION"

         Retirement Contribution means the employer retirement contribution made by an Employer pursuant to the terms of the AFG RASP.

2.19     "RETIREMENT CONTRIBUTIONS ACCOUNT"

         Retirement Contributions Account means the Retirement Contributions Account as defined in the RASP.

2.20     "TERMINATION OF EMPLOYMENT"

         Termination of Employment means ceasing to be an Employee of an Employer to be determined in the sole discretion of the Administrator taking into account such factors as substantial diminution in compensation or responsibilities or both.

                            ARTICLE 3. PARTICIPATION
                            ------------------------

3.1      ELIGIBILITY.

         The Employees who are eligible to become a Participant in the Plan are those officers and other key employees of an Employer who receive Covered Compensation, as defined in the AFG RASP, from an Employer in excess of the Compensation Limit provided in Section 401(a)(17) of the Code unless not permitted to participate by the Administrator. In addition, Participants in the APU BEP shall be eligible to participate in this Plan to the extent of their benefit in the APU BEP and any other benefit that the Participants from the APU BEP may be eligible for pursuant to the terms of the Plan.

                                       3
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3.2      PARTICIPATION IN THE PLAN.

         A Participant shall automatically become a Participant in the Plan as described in Section 3.1 unless otherwise specified by the Administrator. Participation in the Plan will continue until an Employee terminates employment as provided for in Section 4.3 or for as long as the Employee has an interest in the Plan that has not been distributed to the Employee or for the Employee's benefit.

3.3      VESTING.

         Effective as of July 1, 2003, all Participants shall be fully vested immediately upon becoming a Participant in the Plan. All Participants who were Employees as of July 1, 2003 and who were previously subject to a vesting schedule shall also be fully vested as of July 1, 2003. In addition, any forfeitures remaining from a Participants' non-vested rights to an Account shall be forfeited immediately.

                       ARTICLE 4. COMPENSATION ALLOCATED
                       ---------------------------------

4.1      AFG AUXILIARY RASP ACCOUNT.

         An Account will be established for each Employee who elects to participate in the Plan. The Account will be maintained by the Administrator. The Account shall include all allocations on behalf of an Employee, all increases or decreases in the Account due to the investment return as described in Section 4.4, and the Participant's APU Savings Benefit and APU Retirement Benefit, if any.

4.2      AMOUNT OF ALLOCATION.

    (a) The amount allocated to an Employee's Account for each Plan Year shall be deferred and shall be the same percentage of an Employee's gross income (as defined in Section 61(a) of the Code) that would have been paid by an Employer under the allocation formula in the AFG RASP in excess of the amount of the contribution actually allocated to the Employee's Retirement Contributions Account in the AFG RASP (or any other defined contribution plan sponsored by an AFG subsidiary) provided there was no Compensation Limit, as defined in the RASP, imposed by the Code. AFG may impose a limit on the amount of income that will be considered for purposes of an allocation under this Plan from time to time; provided, however, the maximum amount of this contribution when added to the contribution allocated to the Employee's Retirement Contributions Account each Plan Year shall not exceed the dollar amount provided by Section 415 of the Code as the limitation for defined contribution plans.

    (b) Allocations under this Plan for any Plan Year shall be deemed to be credited to an Employee's Account as of December 31 of such Plan Year.

    (c) A Participant's Accounts shall also include amounts previously credited under the AFC Auxiliary ESORP, if any.

                                       4
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    (d)  A Participant's Accounts shall also include amounts from the APU BEP, as provided above, if any.

4.3      TERM OF DEFERRAL.

         The Agreement shall provide that all amounts posted to the Account may be paid upon the earlier of (1) Termination of Employment, (2) death, or (3) Total Disability. Accounts not paid as of July 1, 2003 because the Participant has not reached an Expiration Date shall be paid in accordance with the provisions of Section 5.1(a) as if the Expiration Date was reached on July 1, 2003.

4.4      INVESTMENT RETURN.

    (a) The Participant's Account shall be credited (or charged) with earnings or losses at the same rate as earned on the Retirement Contributions Account under the RASP (investment income plus or minus "investment performance" under the Retirement Contributions Account of the RASP) as of each December 31 or more frequently as determined by the Administrator, except for amounts from the APU BEP which are credited with earnings or losses, as provided in paragraph (b) below. If a Participant has diversified his or her Retirement Contributions Account under the RASP prior to October 1, 2003, the Participant may make a one time election prior to October 1, 2003 to either diversify his or her Account to the same extent his or her Retirement Contributions Account is diversified in the RASP or not to have his or her Account diversified to the same extent. If the Participant does not make an election, the Participant will be deemed to have elected not to have his or her Account diversified to the same extent as his or her Retirement Contributions Account prior to October 1, 2003. Thereafter, if a Participant elects to diversify his or her Retirement Contributions Account under the RASP, only the portion of the Participant's Account that is eligible for diversification that has not been diversified by a prior election shall be diversified by the same percentage as elected for the Retirement Contributions Account. If the Participant does not have a Retirement Contributions Account in the RASP, the Participant may make a one time election prior to October 1, 2003 to either diversify 75% of the Participant's Account or not to have the Participant's Account diversified. If the Participant makes the election to diversify, the full amount of 75% must be diversified. If no election is made, the Participant will be deemed to have elected not to diversify the Participant's Account. Thereafter, a Participant without a Retirement Contributions Account in the RASP shall not have the right to diversify any part of his or her account. A Participant's Account that is diversified shall be credited with earnings or losses on the Account for the percentage of the Retirement Contributions Account invested in AFG Securities as described above, and the percentage of the Account equal to the percentage of the Retirement Contributions Account diversified shall be credited with earnings or losses based on the same rate of return provided under the American Financial Group, Inc. Deferred Compensation Plan under the Interest Election as announced by the Board of Directors of AFG, regardless of whether the Participant is a participant in such deferred compensation plan or has elected the Interest Election under such deferred compensation plan. Such determination shall be final, binding and conclusive on all parties. The Administrator may adopt rules related to the administration of this provision as needed from time to time.

                                       5
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    (b)  The Participant's Account for amounts from the APU BEP shall be credited with earnings or losses, as provided in the APU BEP attached hereto as Appendix II.

4.5      STATEMENT OF ACCOUNT.

         A statement of Account will be sent to each Participant annually or more frequently as determined by the Administrator.

                         ARTICLE 5. PAYMENT OF ACCOUNT
                         -----------------------------

5.1      PAYMENT AFTER TERMINATION, DEATH OR DISABILITY.

    (a) Within 90 days following the end of the year in which Termination of Employment, death or disability occurs, the Participant, or in the event of death, the Beneficiary, may choose payment or distribution of the Account under one of the following payment options:

         (1) The Account may be applied to the purchase of an immediate or deferred life annuity contract, on the sole life of the Participant, or jointly on the lives of the Participant and a beneficiary named by the Participant. The annuity contract shall be purchased from an insurance company to be determined at the sole discretion of AFG provided that such insurance company shall have a current rating of A (Excellent) or better from Bests' Insurance Reports.

         (2) The Account may be paid out as if the Participant purchased an immediate or deferred life annuity contract, on the sole life of the Participant, or jointly on the lives of the Participant and the beneficiary named by the Participant. Such payment of the Account shall be as if AFG purchased an annuity contract from an insurance company to be determined at the sole discretion of AFG provided that such insurance company shall have a rating of A (Excellent) or better from Bests' Insurance Reports and using as the interest rate assumption, the same interest rate as such insurance company would provide.

         (3)  The Account may be paid in a lump sum in cash.

         (4) For those Participants as of July 1, 2003 who have not reached an Expiration Date, the payment shall be made within 90 days following the end of the 2003 year under one of the payment options described above.

         The Employer may take into consideration, but is not bound by, the Employee's preference as to the payment options.

         The annuity contract provided for in paragraph 5.l(a)(l) shall provide for, and payments provided for in paragraph 5.l(a)(2) shall be made, in equal installments over the expected life span of Participant which shall be determined by standard actuarial tables then in existence.

     (b) Within 30 days of AFG's choice of payment option, AFG will purchase such annuity, begin to make payments or make the lump sum payment.

                                       6
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     (c) Notwithstanding the payment option chosen by AFG, after the commencement of payments from the Account, the Administrator, at his sole discretion, may accelerate payment of any amount remaining in the Account to the extent that the amounts being paid are not sufficiently large to warrant the administrative expense then being incurred to administer such payments.

     (d) Any applicable federal, state and local taxes will be withheld from the gross amounts paid. Neither the Participant nor any designated beneficiary shall have any right, directly or indirectly, to alienate, assign, pledge or in any way encumber any amount that is payable from the Account.

     (e) Notwithstanding the above, the Participant, or in the event of death, the Beneficiary, may choose to defer payment or distribution of the Account to a time not later than the first calendar quarter of the year following the year in which the Participant attains age 65, or in the event of death, would have attained age 65.

     (f) Benefits under the APU BEP shall be paid in accordance with the terms of the APU BEP attached hereto as Appendix II.

5.2      HARDSHIP DISTRIBUTION.

         Distribution of payments from a Participant's Account prior to the Expiration Date shall be made only if the Administrator, after consideration of an application by the Participant, determines that the Participant has sustained financial hardship caused by events beyond the Participant's control. In such event, the Administrator may, at his sole discretion, direct that all or a portion of the Account be paid to the Participant in such manner, and at such times as determined by the Administrator. Hardship distributions of amounts from the APU BEP shall be made in accordance with the terms of the APU BEP attached hereto as Appendix II.

5.3      BENEFICIARY DESIGNATION AND PAYMENT.

    (a) The Participant shall have the right to designate a beneficiary hereunder and to change any beneficiary previously designated. Such designation shall be made by the Participant delivering to the Administrator a writing setting forth the name and address of the person or persons so designated with a statement by the Participant of the intention that the person or persons so designated be the beneficiary or beneficiaries hereunder. The last-dated and filed beneficiary designation shall cancel all earlier filed designations. (Appendix I provides the acceptable form of beneficiary designation.) Any beneficiary designated by Participants from the APU BEP shall be valid except to the extent a later-dated and filed beneficiary designation is made after July 1, 2003 which shall operate to cancel an earlier designation.

    (b) In the event of the Participant's death before or after the commencement of payments from the Account, then the amount otherwise payable to the Participant shall be paid to the designated beneficiary or, if none, to the estate, which beneficiary or estate shall have all the rights conferred by
Section 5.1 above.

                                       7
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                         ARTICLE 6. GENERAL PROVISIONS
                         -----------------------------

6.1      EMPLOYEE'S RIGHTS UNSECURED.

         The right of any Employee to receive payments under the provisions of the Plan shall be an unsecured claim against the general assets of the Employers. It is not required or intended that the amounts credited to the Employee's Account be segregated on the books of AFG or be held by the Employers in trust for the Employee. All credits to the Account are for bookkeeping purposes only.

6.2      NON-ASSIGNABILITY.

         The right to receive payments hereunder shall not be transferable or assignable by an Employee, except all or any portion of payments hereunder may be transferable or assignable by will, by the laws of descent and distribution, or by a domestic relations order approved by the Administrator. Any other attempted assignment or alienation of payments hereunder shall be void and of no force or effect.

6.3      ADMINISTRATION.

         The Administrator shall have the authority to adopt rules, regulations and interpret, construe and implement the provisions of the Plan according to the laws of the State of Ohio, to the extent not preempted by ERISA.

6.4      AMENDMENT AND TERMINATION.

         The Plan may at any time or from time to time be amended or terminated by AFG. No amendment, modification or termination shall adversely affect the Employee's accrued rights under the Plan. Any such amendment, modification or termination shall be in a writing signed by an officer of AFG and approved by the Board of Directors of AFG.

6.5      CONSTRUCTION.

         The masculine gender, where appearing in this Plan, shall be deemed to also include the feminine and neuter genders. The singular shall also include the plural, and the plural, the singular, where appropriate.

6.6      LIMITATIONS.

         The Plan does not constitute a contract of employment, and participation in the Plan will not give any Employee the right to be retained in the employ of an Employer or any right or claim to any benefit under the terms of the Plan, unless such right or claim has specifically accrued pursuant to the provisions of his Agreement with the Employer. This Plan does not confer the right for an Employee to receive a bonus.

                                       8
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6.7      SUBSIDIARIES.

         Each subsidiary of AFG who employs an Employee shall be obligated to make payments to AFG to fund each eligible Employee's Account. The amount paid to AFG shall be in the proportion that such subsidiary's compensation paid to an Employee bears to an Employee's gross income determined under Section 4.2.

6.8      TRANSFER BY AFG.

         The Administrator shall have the authority, in its sole and absolute discretion, to transfer its obligation to pay the benefits of an Employee to a successor employer if such transfer is agreed to in writing by the successor employer. The transfer of the benefit shall fulfill AFG's obligation to pay any such Employee pursuant to Section 5.1.

                         AMERICAN FINANCIAL GROUP, INC.



                         BY:  s:/James C. Kennedy
                             ---------------------------


                         Its: Vice President
                             --------------------------





                                       9

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                                   APPENDIX I

                         AMERICAN FINANCIAL GROUP, INC.
                                 AUXILIARY RASP

                           DESIGNATION OF BENEFICIARY
--------------------------------------------------------------------------------

TO:      The Board of Directors
         American Financial Group, Inc.

         I hereby direct that upon my death all or any payments to be made or remaining to be paid in accordance with rights granted to me under the Auxiliary RASP Plan shall be paid as follows:

   (A)      PRIMARY BENEFICIARY
   Name or Names of Persons or Trust
                                      -----------------------------------------

                                      -----------------------------------------

   Address:
                                      -----------------------------------------

                                      -----------------------------------------

                                      -----------------------------------------

   Date of Birth or of Trust:
                                      -----------------------------------------
   Name of Trustee if applicable:
                                      -----------------------------------------
   Telephone Number:
                                      -----------------------------------------
   Social Security No. or T.I.N.:
                                      -----------------------------------------

   (B) ALTERNATE BENEFICIARY (in the event of the death or non-existence of the Primary Beneficiary listed above):

   Name:
                                      -----------------------------------------
   Address:
                                      -----------------------------------------

                                      -----------------------------------------

                                      -----------------------------------------

   Date of Birth or of Trust:
                                      -----------------------------------------
   Name of Trustee if applicable:
                                      -----------------------------------------
   Telephone Number:
                                      -----------------------------------------
   Social Security No. or T.I.N:
                                      -----------------------------------------


         The undersigned hereby reserves the right to change the beneficiary or beneficiaries designated herein at any time by filing in writing a new Designation of Beneficiary form with the Plan Administrator.

WITNESS:


---------------------------------        ------------------------------------
                                         EMPLOYEE:

                                         Date:
                                              -------------------------------

                                 ACKNOWLEDGMENT
                                 --------------

                                         AMERICAN FINANCIAL GROUP, INC.

Date:                                    By:
     ----------------------------           ---------------------------------